UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: July 31

Date of reporting period: October 31, 2007

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

DIVERSIFIED STRATEGIC INCOME FUND

FORM N-Q

OCTOBER 31, 2007

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES - 62.3%
Aerospace & Defense - 0.6%
545,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$545,000
	DRS Technologies Inc., Senior Subordinated Notes:
1,455,000	6.625% due 2/1/16 (a)	1,447,725
100,000	7.625% due 2/1/18	102,750
	Hawker Beechcraft Acquisition Co.:
40,000	Senior Notes, 8.875% due 4/1/15 (b)(c)	40,400
1,095,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)(b)	1,116,900
3,316	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (c)(d)(e)(f)	0
1,345,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12 (a)	1,390,394

	Total Aerospace & Defense	4,643,169

Airlines - 0.2%
	Continental Airlines Inc.:
170,000	Notes, 8.750% due 12/1/11	168,300
	Pass-Through Certificates:
9,434	6.541% due 3/15/08	9,364
281,704	8.312% due 4/2/11	280,584
1,300,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)(b)	1,371,500

	Total Airlines	1,829,748

Auto Components - 0.3%
11,000	Goodyear Tire & Rubber Co., Senior Notes, 9.000% due 7/1/15	12,086
840,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	686,700
1,505,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (a)	1,407,175

	Total Auto Components	2,105,961

Automobiles - 2.8%
	DaimlerChrysler North America Holding Corp.:
700,000	5.875% due 3/15/11	715,241
2,620,000	Notes, 4.050% due 6/4/08 (a)	2,599,202
	Ford Motor Co.:
	Debentures:
485,000	8.875% due 1/15/22	420,738
875,000	6.625% due 10/1/28	647,500
525,000	8.900% due 1/15/32	465,938
5,590,000	Notes, 7.450% due 7/16/31 (a)	4,444,050
	General Motors Corp., Senior Debentures:
790,000	8.250% due 7/15/23	716,925
13,950,000	8.375% due 7/15/33 (a)	12,764,250

	Total Automobiles	22,773,844

Building Products - 0.4%
240,000	Ainsworth Lumber Co., Ltd., Senior Notes, 7.250% due 10/1/12	166,200
1,455,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12 (a)	1,491,375
800,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	712,000
980,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.131% due 3/1/14	646,800

	Total Building Products	3,016,375

Capital Markets - 0.8%
780,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	789,669
	E*TRADE Financial Corp., Senior Notes:
675,000	7.375% due 9/15/13	634,500
45,000	7.875% due 12/1/15	42,975

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†		SECURITY	VALUE
Capital Markets - 0.8% (continued)
350,000		Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	$345,502
		Lehman Brothers Holdings Inc.:
1,000,000		Medium-Term Notes, 4.500% due 7/26/10	975,365
520,000		Senior Notes, Medium-Term Notes, 6.200% due 9/26/14	524,101
		Morgan Stanley:
		Medium-Term Notes:
410,000		5.625% due 1/9/12	416,223
650,000		5.659% due 10/18/16 (g)	633,494
110,000		Notes, 3.625% due 4/1/08	109,468
1,975,000		Subordinated Notes, 4.750% due 4/1/14 (a)	1,873,236
430,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (b)	498,079

		Total Capital Markets	6,842,612

Chemicals - 0.6%
86,000		Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	90,300
10,000		Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.125% due 9/1/08	10,375
800,000		Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	696,000
435,000		Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	469,800
		Lyondell Chemical Co.:
		Senior Notes:
395,000		8.000% due 9/15/14	439,437
320,000		8.250% due 9/15/16	367,200
110,000		Senior Secured Notes, 10.500% due 6/1/13	119,075
1,525,000		Methanex Corp., Senior Notes, 8.750% due 8/15/12 (a)	1,643,187
610,000		Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	533,750
245,000		Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	235,813

		Total Chemicals	4,604,937

Commercial Banks - 3.3%
		Glitnir Banki HF:
		Notes:
1,070,000		6.330% due 7/28/11 (a)(b)	1,090,921
780,000		6.375% due 9/25/12 (b)	786,378
200,000		Subordinated Bonds, 7.451% due 9/14/16 (b)(g)(h)	206,616
2,270,000		Subordinated Notes, 6.693% due 6/15/16 (a)(b)(g)	2,324,857
21,311,000	RUB	HSBC Bank PLC, 7.000% due 11/1/11 (b)(g)	864,549
99,537		HSBC Bank USA, Notes, 7.000% due 11/1/11 (b)(g)	104,333
		ICICI Bank Ltd., Subordinated Bonds:
1,082,000		6.375% due 4/30/22 (b)(g)	1,003,585
870,000		6.375% due 4/30/22 (b)(g)	820,469
460,000		Landsbanki Islands HF, 6.100% due 8/25/11 (b)	467,944
1,230,000		Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(b)(g)(h)	1,236,966
2,060,000		Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (a)(b)	1,956,794
220,000		Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (b)(g)	222,615
2,280,000		Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(b)(g)(h)	2,127,124
		TuranAlem Finance BV, Bonds:
3,710,000		8.250% due 1/22/37 (a)(b)	3,422,475
550,000		8.250% due 1/22/37 (b)	499,125
5,280,000		Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (a)	5,179,817
4,365,000		Wells Fargo & Co., Notes, 5.300% due 8/26/11 (a)	4,389,243

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Commercial Banks - 3.3% (continued)
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	$94,300

	Total Commercial Banks	26,798,111

Commercial Services & Supplies - 1.0%
875,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	840,000
	Allied Waste North America Inc., Senior Notes:
100,000	7.250% due 3/15/15	101,250
999,000	6.875% due 6/1/17	1,003,995
75,000	Corrections Corp. of America, Senior Subordinated Notes, 6.250% due 3/15/13	74,910
1,165,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13 (a)	1,237,813
490,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	521,850
845,000	Rental Services Corp., 9.500% due 12/1/14 (b)	816,481
850,000	US Investigations Services Inc., 10.500% due 11/1/15 (b)	813,875
2,290,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12 (a)	2,384,435

	Total Commercial Services & Supplies	7,794,609

Consumer Finance - 5.3%
	Ford Motor Credit Co.:
	Notes:
350,000	7.375% due 10/28/09	337,711
1,075,000	7.875% due 6/15/10	1,036,932
150,000	7.000% due 10/1/13	134,800
	Senior Notes:
1,000,000	5.800% due 1/12/09	965,023
3,137,000	10.944% due 6/15/11 (a)(g)	3,138,772
1,715,000	9.875% due 8/10/11 (a)	1,713,726
240,000	7.993% due 1/13/12 (g)	222,381
13,240,000	8.000% due 12/15/16 (a)	12,276,671
	General Motors Acceptance Corp.:
24,180,000	Bonds, 8.000% due 11/1/31 (a)	22,406,615
200,000	Medium-Term Notes, 4.375% due 12/10/07	199,686
140,000	Notes, 5.125% due 5/9/08	137,524
200,000	Senior Notes, 5.850% due 1/14/09	193,039

	Total Consumer Finance	42,762,880

Containers & Packaging - 0.5%
755,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	751,225
865,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	912,575
275,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	277,750
800,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	828,000
750,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (d)	9,375
1,065,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17 (a)	1,063,669

	Total Containers & Packaging	3,842,594

Diversified Consumer Services - 0.3%
	Education Management LLC/Education Management Finance Corp.:
420,000	Senior Notes, 8.750% due 6/1/14	435,750
765,000	Senior Subordinated Notes, 10.250% due 6/1/16	807,075
	Service Corp. International:
1,025,000	Debentures, 7.875% due 2/1/13 (a)	1,071,180
245,000	Senior Notes, 7.625% due 10/1/18	252,350

	Total Diversified Consumer Services	2,566,355

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Diversified Financial Services - 6.9%
1,280,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)(b)	$1,212,422
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	778,382
970,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (b)	873,000
665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	641,725
29,700,000	Dow Jones CDX HY, 7.625% due 6/29/12 (a)(b)	28,883,250
3,070,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)(b)	3,180,575
1,000,000	Emeralds, Notes, 5.710% due 8/4/20 (b)(g)	999,790
870,000	General Electric Capital Corp., Medium-Term Notes, 4.125% due 9/1/09	861,686
850,000	HSBC Finance Corp., Notes, 4.625% due 1/15/08	848,980
	JPMorgan Chase & Co.:
1,360,000	5.150% due 10/1/15 (a)	1,322,727
	Subordinated Notes:
700,000	6.625% due 3/15/12	735,116
5,160,000	5.125% due 9/15/14 (a)	5,040,943
65,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	61,425
890,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (g)(h)	849,954
	Residential Capital LLC:
4,040,000	8.000% due 4/17/13 (a)	2,952,218
210,000	Senior Notes, 7.500% due 2/22/11	153,404
2,500,000	Sigma Finance Inc., Medium-Term Notes, 8.000% due 6/22/17 (a)(b)(f)(g)	2,337,250
475,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	470,250
	TNK-BP Finance SA:
1,710,000	7.500% due 7/18/16 (a)(b)	1,671,525
100,000	7.500% due 7/18/16 (b)	97,688
270,000	6.625% due 3/20/17 (b)	247,388
176,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	184,800
165,000	Vangent Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (b)	153,450
100,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	78,500
960,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	940,800

	Total Diversified Financial Services	55,577,248

Diversified Telecommunication Services - 2.4%
70,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	61,250
696,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	687,300
1,450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (a)	1,456,207
1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (d)(e)(f)	0
370,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	403,300
2,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (a)	2,160,000
	Intelsat Corp.:
270,000	9.000% due 6/15/16	277,425
516,000	Senior Notes, 9.000% due 8/15/14	528,900
2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (a)	2,294,468
	Level 3 Financing Inc.:
855,000	9.250% due 11/1/14	810,113
70,000	9.150% due 2/15/15 (b)(g)	63,525
740,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (b)	786,250
210,000	PAETEC Holding Corp., Senior Note, 9.500% due 7/15/15 (b)	216,300
166,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	168,905

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Diversified Telecommunication Services - 2.4% (continued)
	Qwest Corp.:
895,000	Notes, 8.944% due 6/15/13 (g)	$958,769
1,190,000	Senior Notes, 7.500% due 10/1/14 (a)	1,248,012
1,725,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15 (a)	1,664,992
970,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,003,299
600,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	657,188
	Virgin Media Finance PLC, Senior Notes:
35,000	8.750% due 4/15/14	36,313
1,150,000	9.125% due 8/15/16 (a)	1,219,000
90,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (b)	100,575
2,050,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)	2,203,750

	Total Diversified Telecommunication Services	19,005,841

Electric Utilities - 1.4%
	Duke Energy Corp., Senior Notes:
625,000	4.200% due 10/1/08	620,329
1,000,000	5.625% due 11/30/12	1,020,156
1,710,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (a)	1,542,627
	FirstEnergy Corp., Notes:
240,000	6.450% due 11/15/11	247,897
3,235,000	7.375% due 11/15/31 (a)	3,542,011
454,966	Midwest Generation LLC, Pass-Through Certificates, 8.560% due 1/2/16	489,089
1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10 (a)	2,120,100
1,520,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (a)	1,519,246

	Total Electric Utilities	11,101,455

Electronic Equipment & Instruments - 0.1%
	NXP BV/NXP Funding LLC:
530,000	Senior Notes, 9.500% due 10/15/15	502,175
690,000	Senior Secured Notes, 7.875% due 10/15/14	677,062

	Total Electronic Equipment & Instruments	1,179,237

Energy Equipment & Services - 0.2%
1,135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	1,106,625
150,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	151,500
340,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	350,200

	Total Energy Equipment & Services	1,608,325

Food & Staples Retailing - 0.2%
	CVS Lease Pass-Through Trust:
361,939	5.880% due 1/10/28 (b)	350,980
1,524,597	6.036% due 12/10/28 (a)(b)	1,503,765

	Total Food & Staples Retailing	1,854,745

Food Products - 0.2%
	Dole Food Co. Inc., Senior Notes:
1,716,000	7.250% due 6/15/10	1,638,780
50,000	8.875% due 3/15/11	49,437

	Total Food Products	1,688,217

Gas Utilities - 0.2%
1,525,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13 (a)	1,494,500

Health Care Equipment & Supplies - 0.0%
390,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	369,525

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Health Care Providers & Services - 2.4%
1,290,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (a)(b)	$1,312,575
	DaVita Inc.:
635,000	Senior Notes, 6.625% due 3/15/13	635,000
1,710,000	Senior Subordinated Notes, 7.250% due 3/15/15 (a)	1,737,787
	HCA Inc.:
60,000	Notes, 7.500% due 11/6/33	50,400
	Senior Notes:
219,000	5.750% due 3/15/14	185,055
466,000	6.500% due 2/15/16	400,177
	Senior Secured Notes:
1,090,000	9.125% due 11/15/14 (a)(b)	1,130,875
1,070,000	9.250% due 11/15/16 (a)(b)	1,128,850
5,936,000	9.625% due 11/15/16 (a)(b)(c)	6,292,160
2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (a)	2,258,375
3,296,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13 (a)	2,818,080
	Universal Hospital Services Inc., Secured Notes:
135,000	8.500% due 6/1/15 (b)(c)	138,038
180,000	8.759% due 6/1/15 (b)(g)	181,350
805,000	US Oncology Holdings Inc., Senior Notes, 10.759% due 3/15/12 (b)(c)	712,425

	Total Health Care Providers & Services	18,981,147

Hotels, Restaurants & Leisure - 1.7%
780,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	508,950
1,175,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08 (a)	1,194,094
425,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	408,000
295,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	297,950
	Herbst Gaming Inc., Senior Subordinated Notes:
1,825,000	8.125% due 6/1/12 (a)	1,647,062
150,000	7.000% due 11/15/14	122,250
1,145,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (a)	1,213,700
1,675,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (a)	1,635,219
585,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	583,537
	MGM MIRAGE Inc.:
145,000	Notes, 6.750% due 9/1/12	143,550
480,000	Senior Notes, 7.625% due 1/15/17	482,400
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	73,875
75,000	6.875% due 2/15/15	73,688
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
125,000	8.250% due 3/15/12	129,375
2,500,000	8.750% due 10/1/13 (a)	2,612,500
120,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	124,800
405,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	368,044
	Snoqualmie Entertainment Authority, Senior Secured Notes:
165,000	9.063% due 2/1/14 (b)(g)	159,844
160,000	9.125% due 2/1/15 (b)	158,000
1,095,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16 (a)	1,077,206
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (b)	281,875

	Total Hotels, Restaurants & Leisure	13,295,919

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Household Durables - 0.3%
110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	$108,350
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (d)(e)(f)	0
955,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	802,200
1,045,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (a)	1,076,350
690,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.817% due 9/1/12	617,550

	Total Household Durables	2,604,450

Independent Power Producers & Energy Traders - 6.0%
	AES Corp.:
590,000	7.750% due 10/15/15 (b)	593,688
4,790,000	8.000% due 10/15/17 (a)(b)	4,855,862
	Senior Notes:
3,460,000	8.750% due 6/15/08 (a)	3,555,150
2,080,000	9.375% due 9/15/10 (a)	2,210,000
18,987,000	7.750% due 3/1/14 (a)	19,081,935
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	22,656
1,280,000	Senior Notes, 7.750% due 6/1/19 (a)(b)	1,208,000
	Edison Mission Energy, Senior Notes:
45,000	7.500% due 6/15/13	45,844
950,000	7.750% due 6/15/16	980,875
1,480,000	7.200% due 5/15/19 (a)(b)	1,454,100
310,000	7.625% due 5/15/27 (b)	296,825
	Energy Future Holdings:
620,000	10.875% due 11/1/17 (b)	630,075
3,450,000	11.250% due 11/1/17 (a)(b)(c)	3,510,375
1,100,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (a)	1,120,625
	NRG Energy Inc., Senior Notes:
625,000	7.250% due 2/1/14	626,562
2,970,000	7.375% due 2/1/16 (a)	2,970,000
	TXU Corp., Senior Notes:
1,730,000	5.550% due 11/15/14 (a)	1,358,059
1,420,000	6.500% due 11/15/24 (a)	1,050,272
4,190,000	6.550% due 11/15/34 (a)	3,040,901

	Total Independent Power Producers & Energy Traders	48,611,804

Industrial Conglomerates - 1.6%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (d)(e)(f)	0
	Tyco International Group SA:
	Notes:
745,000	6.125% due 11/1/08	753,351
40,000	6.125% due 1/15/09	40,599
3,440,000	6.000% due 11/15/13 (a)	3,492,082
7,730,000	6.875% due 1/15/29 (a)	7,858,936
360,000	Senior Notes, 6.375% due 10/15/11	369,469

	Total Industrial Conglomerates	12,514,437

Internet & Catalog Retail - 0.0%
75,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	71,813

IT Services - 0.4%
	Ceridian Corp.:
230,000	11.250% due 11/15/15 (b)	228,275
360,000	12.250% due 11/15/15 (b)(c)	357,300

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
IT Services - 0.4% (continued)
490,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	$505,374
	SunGard Data Systems Inc.:
641,000	Senior Notes, 9.125% due 8/15/13	657,025
1,410,000	Senior Subordinated Notes, 10.250% due 8/15/15 (a)	1,476,975

	Total IT Services	3,224,949

Leisure Equipment & Products - 2.3%
18,150,000	Eastman Kodak Co., 7.250% due 11/15/13 (a)	18,195,375

Media - 4.0%
	Affinion Group Inc.:
870,000	Senior Notes, 10.125% due 10/15/13	911,325
420,000	Senior Subordinated Notes, 11.500% due 10/15/15	439,950
16,000	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	15,680
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
235,000	Senior Accreting Notes, 12.125% due 1/15/15	207,975
1,350,000	Senior Notes, 11.750% due 5/15/14 (a)	1,184,625
2,202,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	2,146,950
	CCH II LLC/CCH II Capital Corp., Senior Notes:
1,380,000	10.250% due 9/15/10 (a)	1,414,500
629,000	10.250% due 10/1/13	651,015
205,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	190,650
350,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	330,750
270,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	248,489
640,000	CMP Susquehanna Corp., 9.875% due 5/15/14	591,200
2,700,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (a)	3,050,039
140,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	168,304
	Comcast Corp., Notes:
1,580,000	6.500% due 1/15/15 (a)	1,654,151
690,000	6.500% due 1/15/17	722,769
20,000	5.875% due 2/15/18	19,999
	CSC Holdings Inc., Senior Notes:
25,000	8.125% due 7/15/09	25,563
1,025,000	7.625% due 4/1/11	1,027,562
100,000	6.750% due 4/15/12	97,250
634,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, 12.125% due 11/15/12	676,003
2,661,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13 (a)	2,850,596
2,250,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (a)	2,300,625
845,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	851,338
2,200,000	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11 (a)	2,282,500
525,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	506,625
800,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09	827,914
	News America Inc.:
690,000	6.200% due 12/15/34	671,097
675,000	Notes, 5.300% due 12/15/14	665,991
925,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16	929,625
410,000	Sun Media Corp., 7.625% due 2/15/13	405,900
2,545,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (a)	2,839,767
780,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (b)	780,000
	XM Satellite Radio Inc., Senior Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†		SECURITY	VALUE
Media - 4.0% (continued)
430,000		9.856% due 5/1/13 (g)	$430,000
185,000		9.750% due 5/1/14	187,775

		Total Media	32,304,502

Metals & Mining - 0.7%
1,570,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (a)	1,683,825
570,000		Noranda Aluminum Holding Corp., Senior Notes, 11.146% due 11/15/14 (b)(c)	538,650
581,000		Novelis Inc., Senior Notes, 7.250% due 2/15/15	560,665
550,000		Tube City IMS Corp., 9.750% due 2/1/15	543,125
		Vale Overseas Ltd., Notes:
60,000		8.250% due 1/17/34	72,313
2,370,000		6.875% due 11/21/36 (a)	2,475,567

		Total Metals & Mining	5,874,145

Multi-Utilities - 0.3%
2,400,000		Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (a)	2,431,608

Multiline Retail - 0.3%
		Dollar General Corp.:
555,000		Senior Notes, 10.625% due 7/15/15 (b)	535,575
700,000		Senior Subordinated Notes, 11.875% due 7/15/17 (b)(c)	621,250
		Neiman Marcus Group Inc.:
30,000		Senior Notes, 9.000% due 10/15/15 (c)	31,800
1,195,000		Senior Subordinated Notes, 10.375% due 10/15/15 (a)	1,305,537

		Total Multiline Retail	2,494,162

Oil, Gas & Consumable Fuels - 9.1%
2,020,000		Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31 (a)	2,268,163
		Anadarko Petroleum Corp., Senior Notes:
1,860,000		6.094% due 9/15/09 (a)(g)	1,852,815
540,000		5.950% due 9/15/16	543,832
1,455,000		Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (a)	1,491,375
		Compagnie Generale de Geophysique SA, Senior Notes:
515,000		7.500% due 5/15/15	527,875
310,000		7.750% due 5/15/17	320,850
4,800,000		ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	5,481,864
383,425		Corral Finans AB, 10.243% due 4/15/10 (b)(c)	364,254
500,000		Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (d)(e)(f)	0
1,620,000		Devon Energy Corp., Debentures, 7.950% due 4/15/32 (a)	1,987,379
		El Paso Corp.:
		Medium-Term Notes:
500,000		7.375% due 12/15/12	512,273
7,701,000		7.800% due 8/1/31 (a)	7,731,457
13,044,000		7.750% due 1/15/32 (a)	13,138,139
4,000,000		Notes, 7.875% due 6/15/12 (a)	4,180,612
2,500,000		Senior Subordinated Notes, 7.000% due 6/15/17 (a)	2,517,605
670,000		Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (g)	698,512
1,305,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (a)	1,295,212
200,000		Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	208,000
1,550,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (b)	1,973,739
		Gazprom:
		Bonds:
39,630,000	RUB	6.790% due 10/29/09 (a)	1,606,112
13,210,000	RUB	7.000% due 10/27/11	536,709
		Loan Participation Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 9.1% (continued)
2,630,000	6.212% due 11/22/16 (a)(b)	$2,599,755
1,370,000	Senior Notes, 6.510% due 3/7/22 (a)(b)	1,346,025
370,000	Hess Corp., Notes, 7.300% due 8/15/31	415,487
730,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	711,750
	Kerr-McGee Corp.:
1,450,000	6.950% due 7/1/24 (a)	1,546,967
660,000	Notes, 7.875% due 9/15/31	786,900
	Kinder Morgan Energy Partners LP:
500,000	6.750% due 3/15/11	522,188
20,000	Medium-Term Notes, 6.950% due 1/15/38	21,029
	Senior Notes:
330,000	6.300% due 2/1/09	334,461
35,000	7.125% due 3/15/12	37,058
325,000	5.000% due 12/15/13	313,257
20,000	6.000% due 2/1/17	20,061
530,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	518,075
	OPTI Canada Inc., Senior Secured Notes:
640,000	7.875% due 12/15/14 (b)	638,400
620,000	8.250% due 12/15/14 (b)	624,650
215,000	Peabody Energy Corp., 6.875% due 3/15/13	217,150
	Pemex Project Funding Master Trust:
625,000	5.750% due 12/15/15	636,250
540,000	6.625% due 6/15/35 (b)	579,960
1,086,000	Bonds, 6.625% due 6/15/35 (a)	1,162,291
260,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	264,225
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	543,788
470,000	Petroplus Finance Ltd., Senior Note, 7.000% due 5/1/17 (b)	444,150
560,000	Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13	574,000
1,725,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)	1,664,625
55,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	53,625
905,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	905,000
10,000	Tennessee Gas Pipeline Co., 7.625% due 4/1/37	10,986
400,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (b)	390,000
650,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	642,687
	Williams Cos. Inc.:
	Notes:
2,000,000	7.125% due 9/1/11 (a)	2,085,000
2,725,000	7.875% due 9/1/21 (a)	3,011,125
262,000	8.750% due 3/15/32	306,540
50,000	Senior Notes, 7.625% due 7/15/19	54,500
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	43,632

	Total Oil, Gas & Consumable Fuels	73,262,374

Paper & Forest Products - 0.8%
	Abitibi-Consolidated Co. of Canada:
100,000	Notes, 7.750% due 6/15/11	83,500
	Senior Notes:
630,000	6.000% due 6/20/13	466,200
350,000	8.375% due 4/1/15	273,000
550,000	Abitibi-Consolidated Inc., Debentures, 7.400% due 4/1/18	390,500
1,500,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14 (a)	1,500,000
	NewPage Corp.:
1,035,000	Senior Secured Notes, 11.606% due 5/1/12 (a)(g)	1,120,387
230,000	Senior Subordinated Notes, 12.000% due 5/1/13	249,550

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Paper & Forest Products - 0.8% (continued)
2,070,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (a)	$2,157,052

	Total Paper & Forest Products	6,240,189

Pharmaceuticals - 0.1%
1,430,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (a)	1,204,775

Real Estate Investment Trusts (REITs) - 0.2%
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	39,500
	Host Marriott LP, Senior Notes:
175,000	7.125% due 11/1/13	178,500
375,000	6.375% due 3/15/15	372,187
175,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	112,000
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
235,000	6.500% due 6/1/16	233,238
865,000	6.750% due 4/1/17	869,325

	Total Real Estate Investment Trusts (REITs)	1,804,750

Real Estate Management & Development - 0.2%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	243,750
2,350,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (a)(b)	1,721,375

	Total Real Estate Management & Development	1,965,125

Road & Rail - 0.6%
960,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	1,022,400
	Hertz Corp.:
550,000	Senior Notes, 8.875% due 1/1/14	569,250
2,635,000	Senior Subordinated Notes, 10.500% due 1/1/16 (a)	2,845,800
220,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	223,850

	Total Road & Rail	4,661,300

Semiconductors & Semiconductor Equipment - 0.0%
420,000	Freescale Semiconductor Inc., 8.875% due 12/15/14 (b)	399,525

Software - 0.1%
510,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	467,925

Specialty Retail - 0.1%
660,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	597,300
195,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	207,188
370,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07 (d)(e)(f)	0

	Total Specialty Retail	804,488

Textiles, Apparel & Luxury Goods - 0.2%
1,145,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15 (a)	1,200,819
50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	50,250
250,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	203,125

	Total Textiles, Apparel & Luxury Goods	1,454,194

Thrifts & Mortgage Finance - 0.5%
	Countrywide Financial Corp., Medium-Term Notes:
110,000	5.756% due 6/18/08 (g)	105,389
90,000	5.384% due 1/5/09 (g)	82,748
3,920,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27 (a)	3,537,800

	Total Thrifts & Mortgage Finance	3,725,937

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Tobacco - 0.5%
	Alliance One International Inc.:
100,000	8.500% due 5/15/12 (b)	$100,000
285,000	Senior Notes, 11.000% due 5/15/12	306,375
3,360,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (a)	3,681,495

	Total Tobacco	4,087,870

Trading Companies & Distributors - 0.3%
605,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	589,875
915,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	892,125
1,130,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(b)	1,161,075

	Total Trading Companies & Distributors	2,643,075

Transportation Infrastructure - 0.1%
	Saint Acquisition Corp.:
1,215,000	Secured Notes, 12.500% due 5/15/17 (b)	780,637
315,000	Senior Secured Notes, 13.308% due 5/15/15 (b)(g)	202,388

	Total Transportation Infrastructure	983,025

Wireless Telecommunication Services - 1.8%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	25,875
290,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (b)	289,275
	Nextel Communications Inc., Senior Notes:
220,000	6.875% due 10/31/13	220,740
1,750,000	7.375% due 8/1/15 (a)	1,768,926
130,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	138,892
360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	376,820
	Rural Cellular Corp.:
310,000	Senior Notes, 9.875% due 2/1/10	324,725
1,415,000	Senior Secured Notes, 8.250% due 3/15/12 (a)	1,482,213
500,000	Senior Subordinated Notes, 8.621% due 6/1/13 (b)(g)	513,125
	Sprint Capital Corp.:
80,000	Notes, 8.750% due 3/15/32	91,468
	Senior Notes:
2,875,000	8.375% due 3/15/12 (a)	3,142,823
4,425,000	6.875% due 11/15/28 (a)	4,250,394
1,590,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)(b)	1,641,675

	Total Wireless Telecommunication Services	14,266,951

	TOTAL CORPORATE BONDS & NOTES (Cost - $512,455,961)	502,036,102

ASSET-BACKED SECURITIES - 4.8%
Diversified Financial Services - 0.0%
9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (d)(e)(f)	0

Home Equity - 4.1%
	ACE Securities Corp.:
3,318,062	5.003% due 2/25/31 (a)(g)	3,247,499
899,608	5.043% due 1/25/36 (g)	586,753
1,089,434	Amortizing Residential Collateral Trust, 6.073% due 8/25/32 (g)	507,822
210,214	Argent Securities Inc., 4.933% due 5/25/36 (g)	209,943
868,008	Asset-Backed Securities Corp., Home Loan Equity Trust, 7.941% due 4/15/33 (g)	841,130
76,916	Bayview Financial Acquisition Trust, 5.239% due 4/28/36 (g)	76,837
	Countrywide Asset-Backed Certificates:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Home Equity - 4.1% (continued)
4,470,000	6.381% due 6/25/34 (a)(g)	$4,180,769
193,094	5.073% due 12/25/36 (g)	192,888
40,340	Countrywide Home Equity Loan Trust, 5.441% due 11/15/28 (g)	39,644
1,067,088	First Horizon ABS Trust, 5.033% due 10/25/34 (g)	1,004,237
278,483	Green Tree Financial Corp., 7.070% due 1/15/29	287,581
	GSAMP Trust:
523,722	4.973% due 1/25/36 (g)	483,599
2,225,377	4.963% due 7/5/36 (a)(g)	2,123,330
976,747	GSRPM Mortgage Loan Trust, 5.173% due 3/25/35 (b)(g)	928,066
831,433	Indymac Home Equity Loan Asset-Backed Trust, 5.043% due 4/25/36 (g)	812,050
4,719,158	Indymac Seconds Asset Backed Trust, 5.003% due 6/25/36 (a)(g)	3,693,685
2,053,427	IXIS Real Estate Capital Trust, 4.933% due 8/25/36 (a)(g)	2,045,844
22,487	Merrill Lynch Mortgage Investors Inc., 5.000% due 9/25/35 (b)	21,728
99,175	Provident Bank Home Equity Loan Trust, 5.263% due 1/25/31 (g)	97,578
4,742,782	RAAC, 5.123% due 2/25/37 (a)(b)(g)	4,555,877
	SACO I Trust:
731,110	5.043% due 3/25/36 (g)	681,847
4,469,526	5.003% due 6/25/36 (a)(g)	3,802,053
	Sail Net Interest Margin Notes:
106,424	7.750% due 4/27/33 (b)	319
208,430	5.500% due 3/27/34 (b)	15,892
4,230,376	Structured Asset Securities Corp., 4.983% due 2/25/36 (a)(b)(g)	2,336,394

	Total Home Equity	32,773,365

Manufactured Housing - 0.1%
508,258	Mid-State Trust, 7.340% due 7/1/35	535,184

Other - 0.0%
8,417,488	Varick Structured Asset Fund Ltd., 2.511% due 11/1/35 (b)(d)(e)(f)(g)	0

Student Loan - 0.6%
5,075,489	SLM Student Loan Trust, 5.074% due 7/25/17 (a)(g)	5,072,363

	TOTAL ASSET-BACKED SECURITIES (Cost - $59,270,240)	38,380,912

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.8%
840,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	793,755
433,368	Banc of America Mortgage Securities, 4.707% due 4/25/35 (g)	430,189
2,501,110	Bear Stearns ARM Trust, 5.782% due 2/25/36 (a)(g)	2,474,341
8,234,413	Bear Stearns Structured Products Inc., 5.419% due 9/25/37 (a)(b)(g)	8,105,750
675,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32 (g)	739,711
5,547,540	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (a)(b)	5,593,306
	Countrywide Alternative Loan Trust:
897,290	5.328% due 11/20/35 (g)	886,436
852,121	5.455% due 12/25/35 (g)	854,324
1,935,353	5.143% due 1/25/36 (a)(g)	1,894,787
827,609	5.173% due 1/25/36 (g)	810,814
1,097,687	5.083% due 7/25/46 (a)(g)	1,074,874
455,250	Countrywide Home Loans Pass-Through Certificates, 5.725% due 5/20/36 (g)	461,418
	Downey Savings & Loan Association Mortgage Loan Trust:
697,769	5.231% due 3/19/45 (g)	682,554
1,771,550	5.853% due 3/19/47 (g)	1,737,780
105,781	Federal Home Loan Mortgage Corp. (FHLMC), IO, 11.565% due 6/15/21 (e)	105
4,181	Federal National Mortgage Association (FNMA), 10.400% due 4/25/19	4,509
15,754,655	First Union National Bank Commercial Mortgage, 0.530% due 5/17/32 (e)(g)	293,752
431,194	GMAC Mortgage Corporation Loan Trust, 5.049% due 9/19/35 (g)	430,207

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.8% (continued)
785,969	Government National Mortgage Association (GNMA), PAC IO, 5.500% due 2/16/28 (e)	$7,341
8,540,277	Greenpoint Mortgage Funding Trust, 5.003% due 4/25/47 (a)(g)	8,443,531
925,181	GSR Mortgage Loan Trust, 4.986% due 10/25/35 (g)	927,630
871,729	Harborview Mortgage Loan Trust, 5.371% due 1/19/35 (g)	852,885
719,377	Impac CMB Trust, 5.193% due 8/25/35 (g)	710,601
	Indymac Index Mortgage Loan Trust:
786,212	5.339% due 3/25/35 (g)	783,696
1,035,732	5.083% due 5/25/46 (g)	1,019,710
6,005,188	5.073% due 6/25/47 (a)(g)	5,891,942
896,917	JP Morgan Mortgage Trust, 4.969% due 8/25/35 (g)	893,169
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (a)(g)	1,207,944
825,250	Lehman XS Trust, 5.153% due 12/25/35 (g)	819,992
5,069,813	Luminent Mortgage Trust, 5.063% due 5/25/46 (a)(g)	4,943,347
	MASTR Adjustable Rate Mortgage Trust:
515,636	4.846% due 1/25/36 (g)	508,685
3,854,475	5.083% due 4/25/46 (a)(g)	3,769,247
3,047,662	Merit Securities Corp., 6.319% due 9/28/32 (a)(b)(g)	2,803,088
103,750	Merrill Lynch Mortgage Investors Inc., 4.522% due 12/25/34 (g)	103,747
2,740,000	Merrill Lynch Mortgage Trust, 5.659% due 5/12/39 (a)(g)	2,769,848
	Morgan Stanley Mortgage Loan Trust:
851,616	5.351% due 10/25/34 (g)	859,667
5,654,682	5.467% due 6/25/36 (a)(g)	5,622,959
4,771,931	Novastar Mortgage-Backed Notes, 5.063% due 9/25/46 (a)(g)	4,638,621
	Structured Asset Mortgage Investments Inc.:
518,629	7.509% due 8/25/35 (g)	523,175
5,581,394	5.063% due 7/25/36 (a)(g)	5,427,123
1,386,769	5.083% due 5/25/46 (g)	1,358,426
	Thornburg Mortgage Securities Trust:
3,026,681	6.220% due 9/25/37 (a)(g)	3,011,548
3,321,695	6.231% due 9/25/37 (a)(g)	3,346,089
874,381	5.103% due 12/25/45 (g)	872,160
	Washington Mutual Inc.:
865,825	4.919% due 8/25/35 (g)	854,966
426,628	4.835% due 10/25/35 (g)	422,978
943,198	5.058% due 12/25/35 (g)	939,366
491,556	5.943% due 9/25/36 (g)	494,181
5,030,615	5.143% due 12/25/45 (a)(g)	4,944,847
1,570,272	5.163% due 12/25/45 (g)	1,539,767
494,573	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (g)	492,041
3,779,755	Zuni Mortgage Loan Trust, 5.003% due 6/25/36 (a)(g)	3,755,498

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $104,146,448)	102,828,427

CONVERTIBLE BONDS & NOTES - 0.1%
Diversified Financial Services - 0.1%
530,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36	637,325

Internet - 0.0%
330,000	Amazon.com Inc., 4.750% due 2/1/09	393,525

	TOTAL CONVERTIBLE BONDS & NOTES (Cost - $870,312)	1,030,850

MORTGAGE-BACKED SECURITIES - 22.6%
FHLMC - 3.6%
	Federal Home Loan Mortgage Corp. (FHLMC):

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†		SECURITY	VALUE
FHLMC - 3.6% (continued)
538,693		5.362% due 2/1/36 (g)	$542,423
		Gold:
587		6.000% due 10/1/10	595
84,351		7.000% due 7/1/11-8/1/30	88,759
699,094		6.500% due 9/1/31-12/1/31	720,789
28,800,000		5.000% due 11/13/37 (i)	27,643,507

		TOTAL FHLMC	28,996,073

FNMA - 14.6%
		Federal National Mortgage Association (FNMA):
2,130,169		6.500% due 4/1/15-5/1/31	2,195,950
2,424,917		5.500% due 10/1/16-12/1/16	2,440,244
39,050,000		5.000% due 11/19/22-12/12/37 (i)	37,488,627
56,400,000		5.500% due 11/19/22-11/13/37 (i)	55,851,826
2,950,000		6.000% due 11/19/22-11/13/37 (i)	2,976,665
1,775,698		7.000% due 8/1/29-5/1/32	1,860,125
2,874,145		7.500% due 9/1/29-3/1/32	3,041,505
4,923		8.000% due 2/1/31	5,195
11,241,069		6.000% due 4/1/32-6/1/32	11,376,871

		TOTAL FNMA	117,237,008

GNMA - 4.4%
		Government National Mortgage Association (GNMA):
6,779,208		6.500% due 5/15/28-8/15/34	6,992,192
2,284,603		7.000% due 3/15/29-3/15/32	2,406,046
804,012		7.500% due 1/15/30-9/15/31	850,523
25,000,000		6.000% due 11/20/37 (i)	25,316,400

		TOTAL GNMA	35,565,161

		TOTAL MORTGAGE-BACKED SECURITIES (Cost - $180,466,552)	181,798,242

SOVEREIGN BONDS - 4.5%
Brazil - 0.9%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	558
12,699,000	BRL	9.762% due 7/1/10	7,056,585

		Total Brazil	7,057,143

Indonesia - 0.4%
26,474,000,000	IDR	Republic of Indonesia, Series FR40, 11.000% due 9/15/25	3,126,240

Italy - 0.6%
4,750,000		Region of Lombardy, 5.804% due 10/25/32 (a)	4,923,014

Mexico - 0.4%
		United Mexican States:
53,000		10.375% due 2/17/09	57,055
		Medium-Term Notes:
380,000		5.625% due 1/15/17	386,270
2,810,000		6.750% due 9/27/34 (a)	3,150,712

		Total Mexico	3,594,037

Russia - 1.5%
		Russian Federation:
83,336		8.250% due 3/31/10 (b)	86,774
365,000		11.000% due 7/24/18 (b)	518,528

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†		SECURITY	VALUE
Russia - 1.5% (continued)
9,962,370		7.500% due 3/31/30 (a)(b)	$11,245,025

		Total Russia	11,850,327

Supranational - 0.1%
875,000		Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	929,812

Turkey - 0.6%
		Turkey Government Bond:
2,580,000	TRY	10.000% due 2/15/12 (a)	2,363,258
2,580,000	TRY	16.000% due 3/7/12 (a)	2,257,889

		Total Turkey	4,621,147

		TOTAL SOVEREIGN BONDS (Cost - $33,773,619)	36,101,720

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.8%
U.S. Government Agencies - 0.5%
		Federal Home Loan Bank (FHLB):
		Bonds:
70,000		4.750% due 12/16/16	69,224
190,000		5.000% due 12/21/15	192,116
420,000		Global Bonds, 5.500% due 7/15/36	438,322
		Federal National Mortgage Association (FNMA):
630,000		5.550% due 2/16/17	637,028
1,800,000		5.625% due 11/15/21	1,803,614
1,140,000		6.000% due 4/18/36	1,174,726
30,000		Tennessee Valley Authority, 5.980% due 4/1/36	33,727

		Total U.S. Government Agencies	4,348,757

U.S. Government Obligations - 0.3%
		U.S. Treasury Strip Principal (STRIPS):
4,030,000		zero coupon bond to yield 5.224% due 11/15/24 (a)	1,757,576
1,200,000		zero coupon bond to yield 5.262% due 5/15/30	408,374

		Total U.S. Government Obligations	2,165,950

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $6,333,497)	6,514,707

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.6%
		U.S. Treasury Bonds, Inflation Indexed:
7,720,959		2.000% due 1/15/26 (a)	7,459,775
9,857,029		2.375% due 1/15/27 (a)	10,114,238
2,213,453		3.875% due 4/15/29 (a)	2,843,078
691,144		3.375% due 4/15/32	856,155
		U.S. Treasury Notes, Inflation Indexed:
1,934,872		1.875% due 7/15/15 (a)	1,910,990
1,885,716		2.000% due 1/15/16 (a)	1,871,575
988,416		2.500% due 7/15/16	1,021,158
1,763,130		2.375% due 1/15/17 (a)	1,801,286
973,153		2.625% due 7/15/17	1,017,021

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $27,743,272)	28,895,276

SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
1,533,221		Home Interiors & Gifts Inc. (e)(f)*	15,332
2,998		Mattress Discounters Corp. (e)(f)*	0

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

SHARES	SECURITY	VALUE
	TOTAL CONSUMER DISCRETIONARY	$15,332

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
24,971	Aurora Foods Inc. (e)(f)*	0
258	Imperial Sugar Co.	6,654

	TOTAL CONSUMER STAPLES	6,654

INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
8,621	Continental AFA Dispensing Co. (b)(e)(f)*	0

INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
2,433	Axiohm Transaction Solutions Inc. (e)(f)*	0

MATERIALS - 0.0%
Chemicals - 0.0%
1	Pliant Corp. (e)(f)*	0

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
3,736	McLeodUSA Inc., Class A Shares (e)(f)*	0
19,250	Pagemart Wireless (e)(f)*	193

	TOTAL TELECOMMUNICATION SERVICES	193

	TOTAL COMMON STOCKS (Cost - $819,852)	22,179

PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
1	ION Media Networks Inc., Series B *	3,630

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
	TCR Holdings Corp. :
841	Class B Shares (e)(f)*	1
462	Class C Shares (e)(f)*	0
1,218	Class D Shares (e)(f)*	1
2,521	Class E Shares (e)(f)*	3

		5

Thrifts & Mortgage Finance - 0.0%
3,200	Federal National Mortgage Association (FNMA)	169,300

	TOTAL FINANCIALS	169,305

UTILITIES - 0.1%
Electric Utilities - 0.1%
5,200	AES Trust III	258,232

	TOTAL PREFERRED STOCKS (Cost - $438,160)	431,167

CONVERTIBLE PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
139,850	General Motors Corp., Senior Debentures, Series C, 6.250% due 7/15/33 (a) (Cost - $3,376,830)	3,594,145

ESCROWED SHARES - 0.0%
375,000	Pillowtex Corp., 9.000% (e)(f)* (Cost - $0)	0

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

CONTRACTS		SECURITY	VALUE
PURCHASED OPTIONS - 0.1%
2		Euro Currency Futures, Put @ $1.38, expires 12/07/07	$275
307		Eurodollar Futures, Call @ $94.00, expires 12/17/07	959,375
291		Eurodollar Futures, Put @ $93.625, expires 12/17/07	1,819
187		Eurodollar Futures, Put @ $93.75, expires 12/17/07	1,169
99		Eurodollar Futures, Put @ $93.875, expires 12/17/07	619
124		Eurodollar Futures, Put @ $94.00, expires 12/17/07	775
40		Eurodollar Futures, Put @ $94.00, expires 3/17/08	250
280		Eurodollar Futures, Put @ $94.125, expires 12/17/07	1,750
117		Eurodollar Futures, Put @ $94.125, expires 3/17/08	731
34		Eurodollar Futures, Put @ $94.25, expires 12/17/07	212
39		U.S. Treasury Bond Futures, Call @ $113.00, expires 11/20/07	33,516
55		U.S. Treasury Notes 5-year Futures, Call @ $103.00, expires 11/20/07	238,906
156		U.S. Treasury Notes 10-year Futures, Call @ $114.50, expires 11/20/07	2,437
545		U.S. Treasury Notes 10-year Futures, Call @ $132.00, expires 11/20/07	8,516

		TOTAL PURCHASED OPTIONS (Cost - $1,039,767)	1,250,350

WARRANTS
WARRANTS - 0.0%
250		Brown Jordan International Inc. (b)*	2
819,239		ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (e)(f)*	1
2,095		Cybernet Internet Services International Inc., Expires 7/1/09 (b)(e)(f)*	0
1,780		GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (b)(e)(f)*	0
1,000		IWO Holdings Inc., Expires 1/15/11 (b)(e)(f)*	0
250		Jazztel PLC, Expires 7/15/10 (b)(e)(f)*	0
200		Leap Wireless International Inc., Expires 4/15/10 (b)(e)(f)*	0
500		Mattress Discounters Co. (e)(f)*	0
1,865		Merrill Corp., Class B Shares, Expires 5/1/09 (b)(e)(f)*	0
2,521		Pillowtex Corp., Expires 11/24/09 (e)(f)*	0

		TOTAL WARRANTS (Cost - $360,191)	3

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $931,094,701)	902,884,080

FACE AMOUNT†
SHORT-TERM INVESTMENTS - 5.3%
Sovereign Bonds - 1.8%
		Bank Negara Malaysia Monetary Notes:
8,140,000	MYR	Zero coupon bond to yield 3.349% due 11/1/07	2,440,780
2,634,000	MYR	Zero coupon bond to yield 3.363% due 12/6/07	787,253
8,264,000	MYR	Zero coupon bond to yield 3.456% due 4/10/08 (f)	2,440,704
		Egypt Treasury Bills:
2,700,000	EGP	Zero coupon bond to yield 9.339% due 11/6/07	488,760
2,825,000	EGP	Zero coupon bond to yield 6.850% due 3/25/08	499,335
1,425,000	EGP	Zero coupon bond to yield 8.720% due 4/1/08	251,541
44,125,000	EGP	Zero coupon bond to yield 7.531% due 10/28/08	7,435,712

		Total Sovereign Bonds	14,344,085

U.S. Government Agencies - 0.8%
1,000,000		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 4.526% due 3/17/08 (j)(k)	983,998
		Federal National Mortgage Association (FNMA), Discount Notes:
5,185,000		4.365%-5.203% due 3/17/08 (j)(k)	5,102,030
750,000		4.317% due 3/26/08 (j)(k)	737,209

		Total U.S. Government Agencies	6,823,237

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

FACE AMOUNT†	SECURITY	VALUE
Repurchase Agreement - 2.7%
21,483,000	Morgan Stanley tri-party repurchase agreement dated 10/31/07, 4.800% due 11/1/07; Proceeds at maturity - $21,485,864; (Fully collateralized by various U.S. government agency obligations, 4.875% to 6.625% due 9/15/09 to 2/9/10; Market value - $22,111,823) (Cost - $21,483,000) (a)	$21,483,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $42,454,557)	42,650,322

	TOTAL INVESTMENTS - 117.4% (Cost - $973,549,258#)	945,534,402
	Liabilities in Excess of Other Assets - (17.4)%	(139,988,970)

	TOTAL NET ASSETS - 100.0%	$805,545,432

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is segregated for open futures contracts, written options, swap contracts, and securities traded on a to-be-announced (“TBA”) basis.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is currently in default.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a TBA basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	—Adjustable Rate Mortgage
BRL	—Brazilian Real
EGP	—Egyptian Pound
EUR	—Euro
IDR	—Indonesian Rupiah
IO	—Interest Only
MASTR	—Mortgage Asset Securitization Transactions Inc.
MYR	—Malaysian Ringgit
PAC	—Planned Amortization Class
RUB	—Russian Ruble
STRIPS	—Separate Trading of Registered Interest and Principal Securities
TRY	—Turkish Lira

See Notes to Schedule of Investments.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	October 31, 2007

Schedule of Options Written

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
126	Eurodollar Futures, Call	12/17/2007	$95.13	$51,975
27	Eurodollar Futures, Call	12/17/2007	95.25	6,075
101	Eurodollar Futures, Call	12/17/2007	95.50	5,050
99	Eurodollar Futures, Call	3/17/2008	95.00	129,938
130	Eurodollar Futures, Call	3/17/2008	95.50	61,750
336	Eurodollar Futures, Put	12/17/2007	95.00	10,500
21	U.S. Treasury Bonds Futures, Call	11/20/2007	112.00	28,875
24	U.S. Treasury Bonds Futures, Put	11/20/2007	106.00	375
89	U.S. Treasury Bonds Futures, Put	11/20/2007	108.00	2,781
266	U.S. Treasury Bonds Futures, Put	11/20/2007	109.00	12,469
143	U.S. Treasury Bonds Futures, Put	11/20/2007	111.00	42,453
44	U.S. Treasury Bonds Futures, Put	2/22/2008	109.00	27,500
79	U.S. Treasury Notes 5 Year Futures, Put	11/20/2007	106.00	3,703
22	U.S. Treasury Notes 5 Year Futures, Put	11/20/2007	107.00	4,125
270	U.S. Treasury Notes 10 Year Futures, Call	11/20/2007	107.00	818,437
274	U.S. Treasury Notes 10 Year Futures, Call	11/20/2007	108.00	569,406
88	U.S. Treasury Notes 10 Year Futures, Call	11/20/2007	109.00	141,625
334	U.S. Treasury Notes 10 Year Futures, Call	11/20/2007	110.00	213,969
128	U.S. Treasury Notes 10 Year Futures, Call	11/20/2007	111.00	32,000
67	U.S. Treasury Notes 10 Year Futures, Call	2/22/2008	110.00	73,281
202	U.S. Treasury Notes 10 Year Futures, Call	2/22/2008	111.00	148,344
59	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	102.00	922
97	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	103.00	1,516
67	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	104.00	1,047
34	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	105.00	531
22	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	106.00	344
89	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	107.00	2,781
17	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	108.00	1,063
342	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	109.00	69,469
22	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	109.50	6,875
88	U.S. Treasury Notes 10 Year Futures, Put	11/20/2007	110.00	31,625
62	U.S. Treasury Notes 10 Year Futures, Put	2/22/2008	107.00	18,406
123	U.S. Treasury Notes 10 Year Futures, Put	2/22/2008	108.00	59,578
111	U.S. Treasury Notes 10 Year Futures, Put	2/22/2008	109.00	84,984

	TOTAL OPTIONS WRITTEN (Premiums received -$1,955,260)			$2,663,772

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Diversified Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in market value of portfolio securities, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as” variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(e) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(j) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to attempt to enhance yield. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(k) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

Notes to Schedule of Investments (unaudited) (continued)

(m)	Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,089,681
Gross unrealized depreciation	(42,104,537)

Net unrealized depreciation	$(28,014,856)

At October 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	150	12/07	$14,549,480	$15,856,501	$1,307,021
Eurodollar	533	12/07	126,731,765	126,920,625	188,860
Eurodollar	470	3/08	112,064,713	112,218,375	153,662
Eurodollar	177	6/08	42,299,722	42,311,850	12,128
Germany Federal Republic Bond	104	12/07	17,010,781	17,051,869	41,088
U.S. Treasury 5-Year Notes	80	12/07	8,608,244	8,587,500	(20,744)

					1,682,015

Contracts to Sell:
Australian Dollar	29	12/07	$2,409,900	$2,700,480	$(290,580)
British Pound	182	12/07	23,052,803	23,642,938	(590,135)
Euro Currency	23	12/07	3,979,604	4,171,625	(192,021)
U.S. Treasury Bond	397	12/07	44,472,890	44,699,719	(226,829)
U.S. Treasury 10-Year Notes	188	12/07	20,640,560	20,682,938	(42,378)

					(1,341,943)

Net Unrealized Gain on Open Futures Contracts					$340,072

At October 31, 2007, the Fund held TBA securities with a total cost of $148,545,828.

During the period ended October 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding July 31, 2007	3,308	$1,196,382
Options written	5,504	2,516,024
Options closed	(1,231)	(537,226)
Options expired	(3,578)	(1,219,920)

Options written, outstanding October 31, 2007	4,003	$1,955,260

At October 31, 2007, the Fund held the following credit default swap contract:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	10/11/07
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	$1,800,000
Payments received by the Fund:	0.750% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	6/20/12

Unrealized Depreciation	$(28,760)

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2007, the Fund held the following interest rate swap contract:

Swap Counterparty:	Barclays Capital Inc.
Effective Date:	10/03/07
Payments Made by Fund:	Floating Rate (3 month LIBOR)
Payments Received by Fund:	Fixed Rate 5.00%
Notional Amount:	$13,500,000
Termination Date:	3/19/18

Unrealized Appreciation	$50,399

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: December 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: December 21, 2007

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date: December 21, 2007